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                                                                   EXHIBIT 23.10

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Retirement Care Associates, Inc.
Atlanta, Georgia

    We hereby consent to the incorporation by reference in the Proxy Statement/Prospectus constituting a part of this Registration Statement of our report dated October 9, 1995, relating to the consolidated financial statements of Retirement Care Associates, Inc. and Subsidiaries appearing in the Company's report on Form 10-K dated June 30, 1995.

    We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                        /s/ BDO SEIDMAN, LLP
                                        ----------------------------------------
                                        BDO SEIDMAN, LLP

Atlanta, Georgia
May 22, 1998